HERITAGE EQUITY FUNDS

                                November 8, 2000

                Supplement to Statement of Additional Information
                              Dated January 3, 2000

         The Mid Cap Stock Fund of the Heritage Series Trust now may invest up to 15% of its net assets in foreign securities. Accordingly, the reference to the Fund's investment restriction regarding investments in foreign securities in Appendix A is modified to reflect the Fund's new investment policy permitting it to invest up to 15% of its net assets in foreign securities.

         In addition, the following paragraph replaces the paragraph on page 20 under the "Industry Classifications" section of the Statement of Additional
Information:

               For purposes of determining  industry  classifications,
          each fund except Eagle International relies upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission, except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified as one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals). Eagle International relies on classifications determined by the Financial Times Stock Exchange International.